ORCHID ISLAND CAPITAL ANNOUNCES
NOVEMBER 2022 MONTHLY DIVIDEND AND OCTOBER 31, 2022 RMBS
PORTFOLIO CHARACTERISTICS
●
November 2022 Monthly Dividend of $0.16 Per Share of Common

Stock
●
RMBS Portfolio Characteristics as of October 31, 2022
●
Next Dividend Announcement Expected December 13, 2022
Vero

Beach, Fla., November 9, 2022 - Orchid Island Capital, Inc. (the “Company”)

(NYSE: ORC) announced today

that the Board of Directors of the Company declared a monthly cash dividend for the month of November 2022. The dividend
of $0.16

per share

will be

paid December

28, 2022

to holders

of record

of the

Company’s

common stock

on November

30,
2022, with an ex-dividend date of November 29, 2022. The Company plans on announcing its next common stock dividend on
December 13, 2022.
The Company intends to make

regular monthly cash distributions

to its holders of common stock.

In order to qualify as a

real
estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of
its REIT

taxable income,

determined without

regard to

the deduction

for dividends

paid and

excluding any

net capital

gain.
The Company

will be subject

to income

tax on taxable

income that is

not distributed

and to an

excise tax to

the extent that

a
certain percentage

of its

taxable income

is not

distributed by

specified dates.

The Company

has not

established a

minimum
distribution payment level and is not assured of its ability to make distributions to stockholders in the future.
As of

November

9, 2022

and October

31, 2022,

the

Company had

33,422,207

shares of

common

stock outstanding.

As of
September 30, 2022, the Company had 35,066,251 shares of common stock outstanding

.

RMBS Portfolio Characteristics
Details of the RMBS

portfolio as of October

31, 2022 are presented

below. These figures are preliminary and

subject to change.
The information contained herein is an intra-quarter update created by the

Company based upon information that the Company
believes is accurate:

●
RMBS Valuation

Characteristics
● RMBS Assets by Agency
●
Investment Company Act of 1940 (Whole Pool) Test

Results
● Repurchase Agreement Exposure by Counterparty
● RMBS Risk Measures
About Orchid Island Capital, Inc.
Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment
strategy focuses on, and

our portfolio consists of,

two categories of Agency

RMBS: (i) traditional pass-through

Agency RMBS,
such

as

mortgage

pass-through

certificates

and

collateralized

mortgage

obligations

issued

by

Fannie

Mae,

Freddie

Mac

or
Ginnie Mae, and (ii)

structured Agency RMBS. The

Company is managed by

Bimini Advisors, LLC, a

registered investment
adviser with the Securities and Exchange Commission.

Forward-Looking Statements
This press release contains

forward-looking statements within

the meaning of

the Private Securities Litigation

Reform Act of
1995 and other

federal securities laws. These

forward-looking statements

include, but are not

limited to, statements about

the
Company’s distributions

.

These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements

are not guaranteed

to occur.

Investors should not place

undue reliance upon forward-looking

statements.
For further

discussion of

the factors

that could

affect outcomes,

please refer

to the

“Risk Factors”

section of

the Company’s
Annual Report on Form 10-K for the fiscal year ended December 31,

2021.

RMBS Valuation Characteristics
($ in thousands)
Realized Realized
Oct 2022 Aug - Oct Modeled Modeled
Net Weighted CPR 2022 CPR Interest Interest
% Weighted Average (1-Month) (3-Month) Rate Rate
Current Fair of Current Average Maturity (Reported (Reported Sensitivity Sensitivity
Type Face Value Portfolio Price Coupon GWAC Age (Months) in Nov) in Nov) (-50 BPS)
(1)
(+50 BPS)
(1)
Pass Through RMBS
15yr 4.0 $ 405 $ 390 0.01% $ 96.25 4.00% 4.54%

54

125

0.8% 0.7% $ 7 $ (7)
15yr Total 405 390 0.01% 96.25 4.00% 4.54%

54

125

0.8% 0.7% 7 (7)
30yr 3.0 2,584,539 2,213,102 71.79% 85.63 3.00% 3.44%

18

338

4.9% 5.4% 70,275 (72,234)
30yr 3.5 217,939 194,697 6.32% 89.34 3.50% 4.03%

32

319

5.4% 7.4% 5,347 (5,469)
30yr 4.0 275,109 251,726 8.17% 91.50 4.00% 4.72%

16

342

7.1% 7.4% 6,265 (6,710)
30yr 4.5 370,457 348,462 11.30% 94.06 4.50% 5.45%

4

356

1.2% n/a 7,203 (7,963)
30yr 5.0 54,638 52,785 1.71% 96.61 5.00% 5.92%

4

356

0.1% 4.9% 934 (1,065)
30yr Total 3,502,682 3,060,772 99.29% 87.38 3.30% 3.83%

17

340

4.7% 5.7% 90,024 (93,441)
Total Pass Through

RMBS
3,503,087 3,061,162 99.30% 87.38 3.30% 3.83%

17

340

4.7% 5.7% 90,031 (93,448)
Structured RMBS
IO 20yr 4.0 11,124 1,293 0.04% 11.62 4.00% 4.57%

130

103

7.9% 10.9% 6 (7)
IO 30yr 3.0 3,242 403 0.01% 12.42 3.00% 3.64%

93

257

0.8% 17.3% (1) -
IO 30yr 4.0 93,045 18,112 0.59% 19.47 4.00% 4.60%

98

253

5.8% 8.7% (422) 307
IO 30yr 4.5 4,004 767 0.02% 19.15 4.50% 4.99%

148

199

6.6% 9.7% (8) 4
IO 30yr 5.0 2,232 461 0.01% 20.64 5.00% 5.36%

148

200

4.8% 2.9% (8) 6
IO Total 113,647 21,036 0.68% 18.51 4.01% 4.60%

104

235

5.9% 9.1% (433) 310
IIO 30yr 4.0 32,399 454 0.01% 1.40 1.01% 4.40%

61

288

1.9% 9.2% 118 (99)
Total Structured

RMBS
146,046 21,490 0.70% 14.71 3.34% 4.55%

95

247

5.0% 9.1% (315) 211
Total Mortgage Assets $ 3,649,133 $ 3,082,652 100.00% 3.30% 3.86%

20

336

4.7% 5.8% $ 89,716 $ (93,237)
Interest Interest
Average Hedge Rate Rate
Notional Period Sensitivity Sensitivity
Hedge Balance End (-50 BPS)
(1)
(+50 BPS)
(1)
5-Year Treasury

Future
(2)
$ (750,500) Dec-2022 $ (17,228) $ 16,777
10-Year Treasury

Ultra
(3)
(174,500) Dec-2022 (10,037) 8,880
Swaps (1,400,000) Jul-2028 (32,381) 31,321
TBA (675,000) Nov-2022 (18,570) 19,335
Swaptions (613,000) Jan-2024 (10,424) 10,520
Hedge Total $ (3,613,000) $ (88,640) $ 86,833

Rate Shock Grand Total $ 1,076 $ (6,404)
(1)
Modeled results from

Citigroup Global Markets

Inc. Yield

Book. Interest rate

shocks assume instantaneous

parallel shifts and

horizon prices are

calculated assuming
constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.
(2)
Five-year Treasury futures contracts were valued

at prices of $106.59 at October 31, 2022.

The market value of the short position was $800.0 million.
(3)
Ten-year Treasury

Ultra futures contracts were valued at prices of $115.98

at October 31, 2022.

The market value of the short position was $202.4 million.
RMBS Assets by Agency Investment Company Act of 1940 Whole Pool Test
($ in thousands) ($ in thousands)
Percentage Percentage
Fair of Fair of
Asset Category Value Portfolio Asset Category Value Portfolio
As of October 31, 2022 As of October 31, 2022
Fannie Mae $ 2,168,149 70.3% Non-Whole Pool Assets $ 108,419 3.5%
Freddie Mac 914,502 29.7% Whole Pool Assets 2,974,232 96.5%
Total Mortgage Assets $ 3,082,651 100.0% Total Mortgage Assets $ 3,082,651 100.0%

Borrowings By Counterparty
($ in thousands)
Weighted Weighted
% of Average Average
Total Total Repo Maturity Longest
As of October 31, 2022 Borrowings Debt Rate in Days Maturity
Daiwa Capital Markets America Inc. $ 299,275 10.1% 3.28% 8 11/14/2022
Mirae Asset Securities (USA) Inc. 282,056 9.5% 3.26% 31 1/30/2023
Merrill Lynch, Pierce, Fenner & Smith 276,667 9.3% 3.33% 8 11/28/2022
Cantor Fitzgerald & Co 234,245 7.9% 3.04% 5 11/16/2022
J.P.

Morgan Securities LLC
211,828 7.1% 3.45% 11 11/23/2022
ABN AMRO Bank N.V. 194,818 6.5% 2.89% 13 11/15/2022
ED&F Man Capital Markets Inc 190,418 6.4% 3.33% 20 12/19/2022
Mitsubishi UFJ Securities (USA), Inc 179,723 6.0% 3.39% 19 11/30/2022
RBC Capital Markets, LLC 163,728 5.5% 3.27% 7 11/14/2022
ING Financial Markets LLC 149,958 5.0% 3.14% 3 11/3/2022
Goldman, Sachs & Co. 126,280 4.2% 3.33% 17 11/23/2022
Santander Bank, N.A. 113,142 3.8% 3.69% 24 11/28/2022
Citigroup Global Markets Inc 102,839 3.4% 3.43% 14 11/23/2022
Wells Fargo Bank, N.A. 100,591 3.4% 2.96% 11 11/14/2022
Nomura Securities International, Inc. 90,100 3.0% 3.14% 14 11/14/2022
BMO Capital Markets Corp. 74,900 2.5% 3.71% 23 11/23/2022
StoneX Financial Inc. 72,310 2.4% 3.14% 4 11/4/2022
ASL Capital Markets Inc. 62,041 2.1% 3.55% 21 11/21/2022
South Street Securities, LLC 35,829 1.2% 3.56% 18 11/18/2022
Lucid Cash Fund USG, LLC 21,069 0.7% 3.34% 10 11/10/2022
Total Borrowings $ 2,981,817 100.0% 3.28% 14 1/30/2023
Contact:
Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero

Beach, Florida 32963
Telephone: (772)

231-1400